UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 27, 2022

Green Brick Partners, Inc.

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(Exact name of registrant as specified in its charter)

Delaware				001-33530	20-5952523
(State or other jurisdiction of incorporation)				(Commission File Number)	(IRS Employer Identification Number)
2805 Dallas Pkwy	,	Ste 400
Plano	,	TX	75093	(469)	573-6755
(Address of principal executive offices, including Zip Code)				(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report) Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	GRBK	The New York Stock Exchange
Depositary Shares (each representing a 1/1000th interest in a share of 5.75% Series A Cumulative Perpetual Preferred Stock, par value $0.01 per share)	GRBK PRA	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Green Brick Partners, Inc. (“Green Brick” or the “Company”) believes strong businesses are built on a foundation of honesty, transparency, and integrity. The Company believes that a company’s propensity for success is determined by choosing to do the right thing day after day, for its homebuyers, stockholders, and employees. At Green Brick, this begins by following its guiding principles, a set of values it calls HOME - Honesty, Objectivity, Maturity, and Efficiency. As part of its commitment to the HOME culture, Green Brick seeks to understand the priorities and perspectives of its stockholders and to incorporate them into its corporate governance, business and strategy decisions. During 2021, the Company engaged with investors to discuss corporate governance, corporate responsibility practices, and other matters of importance. In that regard, the Company’s inaugural Investor Day also allowed it to gather additional feedback from stockholders and sell-side analysts.

In light of this engagement and as part of its transition to the New York Stock Exchange, the Company’s Board of Directors (the “Board”) undertook a review of Green Brick’s corporate governance profile. As part of such review, on January 27, 2022, the Board adopted Amended and Restated Bylaws for the Company which the Board believes significantly enhance the ability of its stockholders to engage with the Company and are responsive to corporate governance trends. Specifically, Green Brick’s Amended and Restated Bylaws have added the following stockholder rights:

•Provide stockholders or any group of stockholders owning 10% or more of the voting power the ability to call a special meeting;
•Provide that the majority of directors be independent;
•Adopt a Majority Voting Standard for the election of directors with a Director Resignation Policy; and
•Provide stockholders with Proxy Access Rights to include stockholder nominees in the Company’s proxy statement.

In addition, the Amended and Restated Bylaws were updated to provide that, unless the Company agreed otherwise, all intra-corporate disputes will be litigated in the state of Delaware, where the Company is incorporated and whose law governs such disputes and that claims under the Securities Act of 1933, as amended (the “Securities Act”) will be litigated in federal courts. As discussed below, the Board believes that these provisions are being adopted in response to recent trends in lawyer-driven shareholder litigation. Intra-company lawsuits are typically filed in the state court where the defendant company is headquartered or where one or more of the plaintiff shareholders are domiciled, rather than the state where the company is incorporated, thus requiring a court less familiar with the laws of Delaware to interpret and apply those laws. Plaintiffs are also seeking to pursue federal Securities Act claims in state courts which permit the costly and resource-consuming discovery process to commence before motions to dismiss have been ruled upon. Both of these provisions will only regulate the forum where the Company’s stockholders may file claims; they do not restrict the ability of the Company’s stockholders to bring such claims, nor do they affect the remedies available if such claims are ultimately successful.

Summary of Material Revisions

Special Meeting
Section 1.2 of the Amended and Restated Bylaws affords a stockholder or stockholders holding at least 10% of the voting power then outstanding the ability to call special meetings. A special meeting of stockholders may be called which shall be held at such date, time and place subject to the Amended and Restated Bylaws.

Majority Independent Directors
Section 2.1 of the Amended and Restated Bylaws provides that a majority of the directors shall consist of persons who are not employees of the Company or of any subsidiary of the Company and which would qualify as “independent” pursuant to the primary stock exchange on which the Company’s common stock is traded.

Majority Voting Standard
In an effort to give the Company’s stockholders a greater voice in electing the Board, which will also increase the Board’s accountability, the Board has approved a change to the voting standard for election of directors. Pursuant to Section 2.2 of the Amended and Restated Bylaws, directors will be elected by the affirmative vote of a majority of the votes cast in uncontested elections. In the event of a contested election, the vote standard will continue to be a plurality of the votes cast. In any election that is not a contested election, any nominee who does not receive a majority of the votes cast is expected to promptly tender his or her resignation following certification of the stockholder vote. Upon recommendation of the Governance and Sustainability Committee, the Board shall determine whether to accept or reject the resignation and publicly disclose the Board’s decision and process within 90 days from the date of the certification of the election results.

Proxy Access
Section 1.14 of the Amended and Restated Bylaws provides for proxy access, whereby the Company’s stockholders may include stockholder-nominated candidates in the Company’s proxy materials for annual meetings of stockholders. The Board believes that the approved amendment will afford stockholders meaningful proxy access. Under the provision, stockholders will be required to meet certain eligibility requirements and comply with certain procedural, disclosure and advance notice requirements to be entitled to nominate eligible director candidates for inclusion in such materials.
Pursuant to the proxy access provision, a stockholder or a group of no more than twenty stockholders owning a number of shares that represents at least 3% in voting power of the then outstanding shares of capital stock of the Company entitled to vote in the election of directors and has owned continuously the required shares for at least the three-year period through the date of annual meeting, shall be able to submit eligible nominees and require the inclusion of such candidate(s) in the Company’s proxy materials for the meeting at which the election is held. The maximum number of eligible nominees shall not exceed the greater of two or twenty-five percent of the number of directors in office as of the last date on which a proxy access notice may be delivered for the annual meeting.

Exclusive Forum In Limited Circumstances
The Amended and Restated Bylaws also establishes exclusive forum provisions with respect to certain intra-company actions and claims under the Securities Act. Section 7.8 designates that, unless agreed to by the Company, the Court of Chancery of the State of Delaware will be the sole and exclusive forum for the following intra-company actions and proceedings: (i) any derivative action or proceeding brought on behalf of the Company, (ii) any action asserting a claim of breach of a fiduciary duty owed by any current or former stockholder, director, officer or employee of the Company to the Company or the Company’s stockholders, (iii) any action to interpret, apply or enforce any provision of the General Corporation Law of the State of Delaware, (iv) any action to interpret, apply, enforce or determine the validity of the provisions of the Certificate of Incorporation or these Amended and Restated Bylaws or any other instrument, document, agreement or certificate as to which the General Corporation Law of the State of Delaware confers jurisdiction on the Court of Chancery of the State of Delaware, or (v) any action asserting a claim governed by the internal affairs doctrine, subject to personal jurisdiction. In addition, Section 7.8 designates that, unless agreed to by the Company, the US federal courts will be the sole and exclusive forum for the resolution of any complaint asserting a cause of action arising under the Securities Act.

The Board believes that the Delaware courts have developed considerable expertise in dealing with corporate law issues, as well as a substantial and influential body of case law construing Delaware’s corporate law and long-standing precedent regarding corporate governance and this provision will avoid the uncertainty arising from a court less familiar with the laws of Delaware interpreting and applying those laws. The Board believes that the US federal courts have developed considerable expertise in dealing with claims arising under the Securities Act. Furthermore, US federal courts only permit discovery, a costly and resource intensive process, after the claim has survived a motion to dismiss, whereas state courts will permit discovery prior to the motion to dismiss. In addition, the Board believes that these provisions reduce the likelihood that the Company will be subject to multiple lawsuits in multiple jurisdictions which can be costly and time consuming without a benefit to stockholders. The Delaware Supreme Court has upheld the appropriateness of both these provisions and the Board believes them to be in the best interests of the stockholders.

The description above is qualified in its entirety by the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is hereby incorporated by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Green Brick Partners, Inc., effective as of January 27, 2022.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREEN BRICK PARTNERS, INC.
By:	/s/ Richard A. Costello
Richard A. Costello
Chief Financial Officer

Date: January 27, 2022